CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
        ---------------------------------------------------------------

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of MUTUALS.com (the "Trust"), does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Trust for the year ended March 31, 2007 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust for the stated period.

/s/Laurie Roberts
-----------------
Laurie Roberts
President and Treasurer, MUTUALS.com

Dated:  June 11, 2007
      -------------------

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by MUTUALS.com for purposes of Section 18 of the Securities Exchange Act of 1934.